UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 9, 2017

NetApp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Crossman Avenue Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

1495 East Java Drive Sunnyvale, CA 94089
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On November 15, 2017, NetApp, Inc. (“NetApp” or the “Company”) issued a press release reporting financial results for the first quarter ended October 27, 2017. The press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)

Appointment of New Directors

On November 9, 2017, the Company’s board of directors (the “Board”) approved an increase in the number of authorized directors on the Board from eight (8) to ten (10) and appointed Deborah L. Kerr and Scott F. Schenkel as members of the Board to fill the vacancies created thereby.

There are no arrangements or understandings between either Ms. Kerr or Mr. Schenkel, on the one hand, and the Company or any other persons, on the other hand, pursuant to which either Ms. Kerr or Mr. Schenkel was selected as a director. There are no related party transactions between the Company and either Ms. Kerr or Mr. Schenkel (or any immediate family member thereof) requiring disclosure under Item 404(a) of Regulation S-K. Neither Ms. Kerr nor Mr. Schenkel have any family relationships with any of the Company’s directors or executive officers.

Ms. Kerr and Mr. Schenkel will both serve as members of the Audit Committee.

As non-employee directors, Ms. Kerr and Mr. Schenkel will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 1, 2017. In addition, it is expected that they will each enter into the Company’s standard form of director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended July 25, 2014, as filed with the SEC on August 28, 2014.

A copy of the Company’s press release announcing the appointment of Ms. Kerr and Mr. Schenkel to the Board is attached hereto as Exhibit 99.2 and the information set forth therein is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 15, 2017, reporting earnings for the fiscal quarter ended October 27, 2017
99.2	Press release, dated November 15, 2017, announcing appointment of Deborah Kerr and Scott Schenkel to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC.
(Registrant)

November 15, 2017	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Corporate Secretary